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                                                               EXHIBIT 10.4

                               FOURTH AMENDMENT TO
                          LEASE AND SUBLEASE AGREEMENT


     THIS FOURTH AMENDMENT TO LEASE AND SUBLEASE AGREEMENT (the "Amendment") is made and entered into this 27th day of February, 1996, by and between Smith's Food & Drug Centers, Inc., a Delaware corporation qualified to do business in the state of Nevada (hereinafter called "Smiths") and Anchor Coin, a licensed slot route operator in the State of Nevada (hereinafter called "Anchor").

                              W I T N E S S E T H:

     WHEREAS, Smith's and Anchor entered into that certain Lease and Sublease Agreement dated July 28, 1993, whereby Smith's leases or subleases space to Anchor within those certain properties listed on Exhibit "A" to the Agreement and identified as either "Leased Properties" or "Owned Properties", for the operation of certain gaming devices, which Agreement was amended by that certain First Amendment to Lease and Sublease Agreement dated June 30, 1994; that certain Second Amendment to Lease dated January 25, 1995 and that certain Third Amendment to Lease dated March 28, 1995 (collectively, the "Agreement"); and,

     WHEREAS, Smith's and Anchor now desire to further amend the Agreement in certain respects by extending the term of the Agreement;

     NOW, THEREFORE, in consideration of the mutual convenants and agreements contained herein, Smith's and Anchor hereby agree as follows:

     1. EXTENSION OF AGREEMENT. In consideration of the sum of an additional Five Million and no/100 Dollars ($5,000,000.00) to be paid by Anchor to Smith's on or before

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February 28, 1996, Smith's agrees to extend the term of the Agreement for five (5) additional years.  The Agreement shall expire on December 31, 2010.

     2. MISCELLANEOUS. This Amdendment shall be binding upon the parties hereto and their administrators, trustees, successors and assigns. The individuals executing this Amendment represent and warrant that they are duly empowered so to do and have authority to bind their respective party. The Agreement remains in full force and effect and remains unmodified except to the extent specifically amended herein.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.



                                       "SMITH'S"
                                       SMITH'S FOOD & DRUG CENTERS, INC.



                                       By:          [ILLEGIBLE]
                                          --------------------------------------

                                          Its        Chairman
                                              ----------------------------------


                                       "ANCHOR"
                                       ANCHOR COIN



                                       By:          /s/ Stanley Fulton
                                          --------------------------------------

                                          Its        Chairman
                                              ----------------------------------